SCHEDULE 14A INFORMATION

        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of The Commission Only (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                  Competitive Technologies, Inc.
        (Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

Notes:


                COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430

            NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 to be held on February 12, 1999

To the Stockholders of
COMPETITIVE TECHNOLOGIES, INC.

     Notice is hereby given that the Annual Meeting of Stockholders of COMPETITIVE TECHNOLOGIES, INC. (the "Company") will be held at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford,
Connecticut 06905 on Friday, February 12, 1999 at 9:00 A.M. local time for the following purposes:

     1. Electing a Board of Directors to serve until the next annual meeting of stockholders and until their respective successors have been elected and qualified;

     2. Considering and acting upon a proposal to approve the 1999 Directors' Stock Option Plan and reserve 400,000 shares of Common Stock for option grants under the Plan; and

     3. Transacting such other business as may properly come before the meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on December 28, 1998 as the record date for determination of the stockholders entitled to notice of and to vote at said meeting and/or adjournments thereof.

     If you do not expect to be present personally at the meeting, please complete, date, sign and return the accompanying proxy without delay.

                              By Order of the Board of Directors


                              s/ Frank R. McPike, Jr.
                              Frank R. McPike, Jr.
                              Secretary
January 4, 1999


                         PROXY STATEMENT

                 COMPETITIVE TECHNOLOGIES, INC.
                        1960 Bronson Road
                  Fairfield, Connecticut  06430

             --------------------------------------

     This Proxy Statement is being furnished to stockholders in connection with the solicitation by the Board of Directors of Competitive Technologies, Inc., a Delaware corporation (the "Company"), of proxies in the form enclosed herewith for the Company's annual meeting of stockholders to be held February 12, 1999. Each proxy received will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the nominees named below as directors; and FOR approval of the 1999 Directors' Stock Option Plan. Any proxy may be revoked at any time prior to the voting thereof by notifying the Company, there being no formal procedure required. The approximate date on which this Proxy Statement and the form of proxy enclosed herewith are first to be sent or given to the Company's stockholders is intended to be January 11, 1999.

     Only the holders of record of the Company's 5,972,303 outstanding shares of Common Stock and 2,427 outstanding shares of Preferred Stock at the close of business on December 28, 1998, will be entitled to vote at the meeting. Each share of Common Stock and each share of Preferred Stock is entitled to one vote on each matter to be voted upon. Abstentions will be treated as shares present and entitled to vote for purposes of determining the presence of a quorum but as not voted for purposes of determining the approval of any matters submitted to the stockholders for a vote. Abstentions will have the same effect as negative votes. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter ("broker non-votes"), those shares will not be considered as present and entitled to vote with respect to that matter.

                      ELECTION OF DIRECTORS

     At the meeting a Board of five directors is to be elected by plurality vote. The five nominees proposed by the Board of Directors are named below.

     All of the nominees named below are currently directors of the Company. There is no family relationship between any director or executive officer of the Company or any person nominated by the Company to become a director or executive officer. In the event that any of the nominees for director should be unable to serve, discretionary authority is solicited to vote for the election of other persons. Each director will hold office until the next annual meeting of stockholders and until his successor has been elected and qualified or until his earlier resignation or removal. The Company has no reason to believe that any of the nominees named will not be available for election as directors for their prescribed terms.

     The following table sets forth information with respect to each nominee for director according to the information furnished the Company by him:

Name, Age and          Principal Occupation
Positions Currently    During Past Five                  Director of
Held with              Years; Other Public               Company
Company                Directorships                     Since

George C.J. Bigar,     Professional Investor.            December,
  42                                                     1996

Michael G. Bolton,     Managing Director, Pennsylvania   September,
  55                   Early Stage Partners (a           1994
                       Safeguard Scientifics, Inc.
                       venture capital fund), since
                       September, 1997; prior thereto
                       Vice President, Lehigh
                       University.

Robert H. Brown, Jr.,  President and CEO, RHB Capital,   March, 1998
  45                   LLC (a private investment
                       company), since July, 1998;
                       prior thereto Executive Vice
                       President, Director of Corporate
                       Finance, Dain Rauscher
                       Incorporated (an investment
                       banking firm).  Also a Director
                       of Emerson Radio Corporation,
                       Stevens Graphics Corporation
                       and Claimsnet.com.

Samuel M. Fodale,      President, Central Maintenance    October, 1998
  55                   Services, Inc. (a service and
                       warehousing corporation serving
                       the automobile industry).

John M. Sabin,         Executive Vice President and      December,
  Chairman of          Chief Financial Officer of        1996
  the Board,           Hudson Hotels Corporation
  44                   (a limited service hotel
                       development and management
                       company) since May, 1998;
                       Senior Vice President
                       and Treasurer, Vistana, Inc.
                       (a developer of vacation
                       timeshares) February, 1997
                       to May, 1998; Vice President,
                       Finance, Choice Hotels
                       International, Inc. October,
                       1996 to February, 1997; Vice
                       President-Mergers and Acquisi-
                       tions, Choice Hotels International,
                       Inc. June, 1995 to October, 1996;
                       Vice President-Finance and
                       Assistant Treasurer, Manor
                       Care, Inc. and Choice Hotels
                       International, Inc. December, 1993
                       to October, 1996;  Vice President-
                       Corporate Mergers and Acquisitions,
                       Marriott Corporation, 1988 to
                       December, 1993.

     Messrs. Brown and Sabin (Chairman) are members of the audit committee. Mr. Fodale was appointed to the Audit Committee in October, 1998. Messrs. Bolton (Chairman), Brown and Sabin are members of the nominating committee. Messrs. Bigar, Bolton, Brown (Chairman) and Sabin are members of the compensation and stock option committee. The compensation committee also serves as the incentive compensation committee.

     The following table sets forth information with respect to the Company's sole executive officer:

Name and Age           Positions and Offices with the Company

Frank R. McPike, Jr.,  President and Chief Operating Officer of the
49 Company since October, 1998; Interim Chief Executive Officer of the Company from August to October, 1998; Secretary of the Company since August, 1989; Treasurer of the Company since July, 1988; Vice President, Finance and Chief Financial Officer of the Company since December, 1983; Director of the Company from July, 1988 to March, 1998.

     The terms of all officers of the Company are until the first meeting of the newly elected Board of Directors following the forthcoming annual meeting of stockholders of the Company and until their respective successors shall have been duly elected and shall have qualified, subject to employment agreements. Mr. McPike has an employment contract with the Company; this contract is described in Executive Compensation - Employment Agreements below.


                    BENEFICIAL OWNERSHIP OF SHARES

     The following information indicates the beneficial ownership of the Company's Common Stock by each director and nominee, by the sole current executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock. Such information has been furnished to the Company by the indicated owners as of January 4, 1999 except as otherwise indicated in the footnotes.

Name (and Address if more
than 5%) of Beneficial            Amount Beneficially
Owners                            Owned (A)                Percent (B)

Directors and Nominees

George C.J. Bigar                    14,918                   --
Michael G. Bolton                    10,512                   --
Robert H. Brown, Jr.                  3,500                   --
Samuel M. Fodale                    162,325  (C)             2.7%
John M. Sabin                         4,918                   --

Executive Officer
Frank R. McPike, Jr.                 86,323  (D)             1.4%

All directors and executive
  officers as a group               282,496  (E)             4.7%

Additional 5% Owners

Dimensional Fund Advisors, Inc.     311,800  (F)             5.2%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA  90401

(A) Except as indicated in the notes which follow, the designated person or group has sole voting and investment power.
(B)  Percentages of less than 1% are not shown.
(C) Includes 99,100 shares of Common Stock held by Central Maintenance Services, Inc., 9,000 shares of Common Stock held by Missouri Recycling - St. Louis, Inc., 3,200 shares of Common Stock held by children and 2,000 shares of Common Stock held by spouse. Mr. Fodale has full voting and investment power for all shares included.
(D) Consists of 17,781 shares of Common Stock, plus 68,542 stock options deemed exercised solely for purposes of showing total shares owned by Mr. McPike. Includes 4,423 shares of Common Stock held by Webster Trust as Trustee under the Company's Employees' Common Stock Retirement Plan, as to which Mr. McPike has shared investment power. Does not include 8,781 shares of Common Stock allocated to Mr. McPike under said Retirement Plan; Trustee has sole voting and investment power with regard thereto.
(E) Consists of 213,954 shares of Common Stock plus 68,542 stock options to purchase shares of Common Stock deemed exercised solely for purposes of showing total shares owned by such group.
(F) Information taken from Schedule 13G which states that the information is as of December 31, 1997 and shows sole voting power as to 199,700 shares and sole power of disposition as to 311,800 shares. The Schedule 13G states that all securities reported on the schedule are owned by advisory clients of Dimensional Fund Advisors, Inc. and Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such securities.

     At January 4, 1999, the stock transfer records maintained by the Company with respect to its Preferred Stock showed that the largest holder of Preferred Stock owned 500 shares.

     The following table sets forth information with respect to the common stock, $.001 par value per share, of University Optical Products Co. ("UOP"), a subsidiary of the Company, beneficially owned by each director and nominee for director, by the sole current executive officer of the Company, and by each person known to the Company to be the beneficial owner of more than 5% of the Company's outstanding Common Stock at January 4, 1999.

                                Shares of Common         Percent
       Name                     Stock of UOP (A)         of Class (B)

George C.J. Bigar                    None                --
Michael G. Bolton                    None                --
Robert H. Brown, Jr.                 None                --
Samuel M. Fodale                     None                --
John M. Sabin                        None                --
Frank R. McPike, Jr.                14,000               --
All directors and executive
  officers of the Company
  as a group                        14,000               --

(A) Does not include 1,333,333 shares of UOP class A stock (which have four votes per share and are convertible into an equal number of shares of UOP common stock) and 2,757,735 shares of UOP common stock owned by the Company and 1,927 shares of UOP common stock owned by Genetic Technology Management, Inc., a wholly-owned subsidiary of the Company.
(B)  Percentages of less than 1% are not shown.


                        EXECUTIVE COMPENSATION

Summary Compensation

     The following table summarizes the total compensation accrued, earned or paid by the Company for services rendered during each of the fiscal years ended July 31, 1998, 1997 and 1996 to the Chief Executive Officer of the Company and each of the other executive officers of the Company who had annual compensation for the fiscal year ended July 31, 1998 in excess of $100,000 (the "Specified Executives"):

                      SUMMARY COMPENSATION TABLE

                          Annual Compensation (A)

                                                  Long Term
                                                  Compensation
                                                  Awards
                                                  Securities   All Other
Name and PrincipalFiscal                          Underlying   Compensation
Position             Year     Salary ($)Bonus ($) Options (#)      ($)

George M. Stadler,   1998    $197,000    --        20,000      $318,245 (B)
  President and      1997     197,808  18,000      20,000        15,105 (C)
  Chief Executive    1996     172,923    --        30,000        15,874 (C)
  Officer

Frank R. McPike,     1998     167,000    --        20,000        17,460 (C)
  Jr., Vice Presi-   1997     167,712  12,000      12,000        14,320 (C)
  dent, Finance and  1996     149,076    --        15,000        14,977 (C)
  Chief Financial
  Officer

(A) The aggregate amount of any perquisites or other personal benefits was less than 10% of the total of annual salary and bonus and is not included in the above table.

(B) Includes $300,000 accrued in the fiscal quarter ended July 31, 1998, to settle Mr. Stadler's employment contract which ran until July 31, 1999. On October 15, 1998, Mr. Stadler resigned from all positions with the Company. See Employment Agreements below. Also includes amounts contributed for Mr. Stadler to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31, 1998. Also includes premiums paid for term life insurance policy (see below).

(C) Consists principally of amounts contributed for each executive officer to Competitive Technologies, Inc.'s Employees' Common Stock Retirement Plan. The Company contributed shares of its Common Stock valued at the mean between its high and low prices on the American Stock Exchange on July 31 of each year. Also includes premiums paid for term life insurance policies (see below).

Option Grants

     The following table summarizes the stock options granted by the Company during the fiscal year ended July 31, 1998 to the Specified
Executives:

                    OPTION GRANTS IN LAST FISCAL YEAR

                    Individuals Grants

                                   % of
                                  Total
                      Number     Options
                        of       Granted
                     Securities     to
                     Underlying  Employees                          Grant
                     Options        in     Exercise                 Date
                     Granted      Fiscal    Price   Expiration     Present
Name                   (#)         Year     ($/Sh)    Date       Value ($) (C)

George M. Stadler    20,000 (A)     24%    $11.094     (A)         $62,207
Frank R. McPike,     20,000 (B)     24%     11.094   7/31/07       $62,207
  Jr.

(A) The expiration date at time of grant was July 31, 2007. Options for 5,000 shares became exercisable on August 1, 1998. The remaining options as originally granted were to vest as shown in note (B) below. Under the terms of the Voluntary Release and Exit Agreement between the Company and Mr. Stadler described below, options for another 5,000 shares became exercisable on October 15, 1998 and Mr. Stadler forfeited options for 10,000 shares. Under the terms of the Voluntary Release and Exit Agreement, all exercisable options may be exercised on or before July 31, 2001.

(B)  Options become exercisable as follows:

           25% August 1, 1998;
           25% August 1, 1999;
           50% August 1, 2000.

(C) The fair value of each option grant was estimated on the grant date of August 1, 1997, using the Black-Scholes option-pricing model with the following assumptions: (1) divided yield, 0.0%; (2) expected volatility, 42.1%; (3) risk-free interest rate, 6.39%; and
     (4) expected life, 4 years. These amounts have not been adjusted for any changes noted in note (A) above subsequent to the grant date.

Option Exercises and Year End Value

     The following table summarizes the stock options exercised during the fiscal year ended July 31, 1998 and stock options held at the end of the fiscal year ended July 31, 1998 by the Specified Executives:

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION
 VALUES

                                            Number of
                                            Securities     Value of
                                            Underlying     Unexercised
                      Shares                Unexercised    In-the-Money
                      Acquired              Options        Options at
                         on      Value      at FY-End (#)  FY-End ($)
                      Exercise   Realized   Exercisable/   Exercisable/
Name                    (#)         $       Unexercisable  Unexercisable

George M. Stadler       None        --     180,000/20,000  $152,500/N/A
Frank R. McPike, Jr.  10,958     $51,278    83,542/20,000    54,574/N/A

Employment Agreements

     On October 15, 1998, Mr. Stadler and the Company entered into a Voluntary Release and Exit Agreement under which Mr. Stadler resigned from his employment, positions, offices and directorships with the Company, including his employment under an employment contract dated August 1, 1995 which had provided for a term of employment through July 31, 1999. The Voluntary Release and Exit Agreement provided, among other things, that (i) the Company will continue to pay Mr. Stadler his base salary at the rate of $197,000 per year through July 31, 1999; (ii) at Mr. Stadler's request received after March 20, 1999, the Company will pay the remaining balance of the salary continuation in a lump sum payment; (iii) the Company will pay Mr. Stadler the gross sum of $25,000 to cover unused vacation pay; (iv) the Company will pay the costs of outplacement assistance for Mr. Stadler up to six months at up to $2,000 per month; (v) the Company will make additional payments in connection with maintenance of health, life and dental insurance and car expenses through July 31, 1999; and (vi) 190,000 currently vested options held by Mr. Stadler under the Company's stock option plans will remain vested through July 31, 2001.

     On January 7, 1997, the Company entered into an employment contract with Frank R. McPike, Jr. providing for his employment as Chief Financial Officer of the Company through January 6, 2000 and for payment of compensation to him at a minimum rate of $167,000 per year with such rate to be reviewed annually by the Board of Directors. The agreement provides for automatic one-year renewals beginning in 2000 unless terminated by either party and for noncompetition by Mr. McPike for two years following termination. The agreement contains provisions for termination in the event of death or disability and gives the Company the right to terminate for cause, which is defined as any criminal act by Mr. McPike.

Other Arrangements

     The Company provides term life insurance for certain of its officers. The policy amount in the event of death is $500,000 for Mr. Stadler and $250,000 for Mr. McPike. Premiums of $1,245 for Mr.
Stadler's policy in each of 1998, 1997 and 1996 and $460 for Mr.
McPike's policy in each of 1998, 1997 and 1996 were paid by the Company.

     Through December 31, 1996, the Company maintained a simplified employee pension ("SEP") plan for its employees pursuant to the Internal Revenue Code. Effective January 1, 1997, the Company established a 401-K plan. Under both the SEP plan and the 401-K plan, an eligible employee may elect a salary reduction up to 15% of his compensation as defined in the plan, to be contributed by the Company to the plan for the employee. Employee contributions for any calendar year are limited to a specific dollar amount determined by the Internal Revenue Service ($9,500 for 1997 and $10,000 for 1998). For fiscal 1998, the Company contributed $13,768 for Mr. Stadler and $13,768 for Mr. McPike. The amounts contributed for Messrs. Stadler and McPike in fiscal 1998 covered two annual calendar years and did not exceed the Internal Revenue Service limitation.

     Effective August 1, 1990, the Company adopted the Competitive Technologies, Inc. Employees' Common Stock Retirement Plan (the "Retirement Plan"). The Retirement Plan is a qualified stock bonus plan under the Internal Revenue Code. All employees of the Company are eligible to participate in the Retirement Plan. Annually, a committee of independent directors determines the number of shares of the Company's Common Stock, if any, to be contributed to the Retirement Plan. These shares are allocated among participants employed on the last day of the year and who performed at least 1,000 hours of service during the year in proportion to their relative compensation in a manner that is integrated with the Company's Social Security contribution on behalf of employees; that is, the contribution made with respect to compensation in excess of the Social Security wage base generally will be twice as large in proportionate terms as the contribution made with respect to compensation below that wage base. The Company's contributions are held in trust with a separate account established for each participant.

     The maximum amount of Company Common Stock that may be contributed to the Retirement Plan in any year is the number of shares with a fair market value equal to 15% of that year's compensation reduced by the 401-K plan contributions made for Retirement Plan participants, but in no event more than 1% of the Company's outstanding shares at the end of the previous year. There is no minimum or required contribution. The maximum number of shares that can be allocated to any individual participant's account in any year is the number of shares with a fair market value equal to the lesser of $30,000 or 25% of his compensation for that year reduced by his 401-K plan contributions.

     Participants become entitled to distributions of the vested shares allocated to their accounts upon disability, death or other termination of employment. Participants obtain a 100% vested interest in the shares allocated to their accounts upon completing 5 years of service with the Company. If the Retirement Plan becomes "top heavy" as defined by the Internal Revenue Code, participants become 20% vested after 2 years of service, 40% vested after 3 years of service, 60% vested after 4 years of service, and 100% vested after 5 years of service.

     Company stock contributed to the Retirement Plan is held in the custody of the Retirement Plan's trustee, Webster Trust in Westport, Connecticut. The trustee has the power to vote Company shares owned by the Retirement Plan. For the fiscal year ended July 31, 1998, the Board authorized a contribution of 11,594 shares. Shares allocated to Messrs. Stadler and McPike under the Retirement Plan for the year ended July 31, 1998, were 1,971 and 1,971, respectively, and were 3,942 shares for all executive officers as a group. See also Summary Compensation Table - "All Other Compensation" for dollar values ascribed to contributions for Messrs. Stadler and McPike.

     The Company has an incentive compensation plan pursuant to which an amount equal to 10% of the operating income of the Company (defined and adjusted as provided in said plan) shall be credited each year to an incentive fund from which cash awards are to be made to key employees of the Company by a committee, none of whose members is eligible to receive awards. No amounts may be credited to the incentive fund until such time, if ever, as the Company experiences a fiscal year in which operating income (as defined in said plan) has been earned. No such operating income has yet been earned.

     The Company has in effect a Key Employees' Stock Option Plan and a 1997 Employees' Stock Option Plan ("the Company Option Plans") with respect to its Common Stock, $.01 par value, which provide for granting either incentive stock options under Section 422 of the Internal Revenue Code or nonqualified options. (Incentive options under both Company Option Plans and non-qualified options granted under the 1997 Employees' Stock Option Plan must be granted at not less than 100% of fair market value on the grant date. Nonqualified options under the Key Employees' Stock Option Plan may be granted at not less than 85% of fair market value on the grant date.) Stock appreciation rights may also be granted under the Key Employees' Stock Option Plan. In certain instances, stock options which are vested or become vested upon the happening of an event or events specified by the Company's Stock Option Committee, may continue to be exercisable through up to 10 years after the date granted, irrespective of the termination of the optionee's employment with the Company.

                         DIRECTOR COMPENSATION

     The Company pays each director who is not an employee of the Company or a subsidiary of the Company the sum of $750 for each Board meeting attended. Directors also receive $250 for attending each committee meeting that coincides with a Board meeting and $500 for attendance at a committee meeting that does not coincide with a Board meeting. Directors who participate in telephonic board and/or committee meetings are paid one half the fee for attendance at such meetings. Out-of-pocket expenses involved in attendance are also reimbursed. Commencing January 1, 1997, in addition to meeting fees, outside directors are paid an annual cash retainer of $5,000, payable in quarterly installments.

     The Company has a 1996 Directors' Stock Participation Plan pursuant to which, on the first business day of January from January 1997 through January 2006, the Company issues, to each non-employee director who has been elected by the stockholders and has served at least one full year, a number of shares of the Company's Common Stock equal to the lesser of
(i) $15,000 divided by the per share fair market value of such stock on the issuance date, or (ii) 2,500 shares. If a non-employee director were to leave the Board after serving at least one full year but prior to the January issuance date, the annual stock compensation described above would be payable in shares on a pro-rata basis up to the termination date. In January, 1998 an aggregate of 10,908 shares were issued under this plan (1,818 each to Messrs. Bigar, Bolton and Sabin and three directors who did not stand for re-election at the last annual meeting). On April 1, 1998 an aggregate of 1,098 shares were issued under this plan to three (3) directors who did not stand for re-election. On January 4, 1999, an aggregate of 7,500 shares were issued under this plan (2,500 each to Messrs. Bigar, Bolton and Sabin). The shares issued under this plan have been registered under the Securities Act of 1933.

     On January 4, 1999, pursuant to Board approval in December, 1998, the Company issued 2,500 shares of Common Stock to Mr. Brown and 625 shares of Common Stock to Mr. Fodale as special grants. These grants were outside of the 1996 Directors' Stock Participation Plan since neither of these two directors had served a full year. The Board felt, however, that it was equitable to grant these shares in recognition of the important contributions which both directors have made during a time when the affairs of the Company have required a high level of commitment on the part of all of the directors. The shares to Messrs. Brown and Fodale were not registered and certificates for these shares will contain restrictive legends.

     If the proposal described below to approve the 1999 Directors' Stock Option Plan is adopted, the 1996 Directors' Stock Participation Plan will be terminated.

         REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

     This report of the Compensation and Stock Option Committee (the "Committee") shall not be deemed incorporated by reference by any general statement incorporating the Proxy Statement by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934 (the "Acts"), except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The Committee is responsible for making recommendations to the Company's Board of Directors concerning the compensation of the Company's Chief Executive Officer and, based upon recommendations received from the Company's Chief Executive Officer, the compensation of the Company's other executive officers, consistent with employment contracts.

     The Company has a compensation program that consists of salary and performance bonus (which are generally reviewed in December of each year) and stock options. The overall executive compensation philosophy is based upon the premise that compensation should be aligned with and support the Company's business strategy and long-term goals. The Company believes it is essential to maintain an executive compensation program which provides overall compensation competitive with that paid executives with comparable qualifications and experience. This is critical to attract and retain competent executives.

     The Company has an incentive compensation plan which is intended to provide a pool of dollars and is based upon the Company's achieving specific levels of profitability; however, no amounts have been paid pursuant to the plan (see pages 11 and 12). In addition, the Committee from time to time may award individual executives bonuses based upon specific events that enhance the value of the Company. In August, 1998, the Committee awarded a salary increase to Mr. McPike in recognition of his increased responsibilities in connection with Mr. Stadler's leave of absence and subsequent resignation.

     The Committee determines options to be granted under the Company Option Plans. These plans provide additional incentive to maximize stockholder value. The plans may also utilize vesting periods to encourage option recipients to continue in the employ of the Company. The Company grants stock options to its executive officers and to a number of additional key employees.

               Compensation and Stock Option Committee:

                           George C.J. Bigar
                           Michael G. Bolton
                         Robert H. Brown, Jr.
                             John M. Sabin


                           PERFORMANCE GRAPH

     The performance graph below shall not be deemed incorporated by reference by any general statement incorporating this Proxy Statement by reference into any filing under the Acts, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     The graph below compares cumulative total return (assuming reinvestment of dividends, if any) on the Company's Common Stock for the five-year period shown, compared with the American Stock Exchange Market Index and a SIC code index made up of all public companies whose four-digit standard industrial code number (6794) includes patent owners and lessors and who have been public for the period covered by the graph, all for the fiscal years ended July 31, assuming $100 invested on August 1, 1993 in the Company's Common Stock, the American Stock Exchange Market Index and a published SIC code index of public companies.


                      (I N S E R T    G R A P H)


                           Fiscal Year Ending July 31,

                1993     1994     1995     1996     1997    1998
Competitive
  Technologies,
  Inc.         $100.00  $ 89.55  $ 72.39  $122.39  $131.34 $101.49
Industry Index
  6794         $100.00  $107.59  $205.81  $407.71  $440.44 $494.74
Broad Market
  AMEX         $100.00  $102.49  $124.30  $127.22  $151.19 $165.02


        SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Mr. Bigar failed to file on a timely basis one report required by
Section 16(a) of the Securities Exchange Act of 1934 with regard to one transaction in the company's securities.


                     BOARD MEETINGS AND COMMITTEES

     During the last full fiscal year, ten (10) meetings of the Board of Directors of the Company were held. During the same period the audit committee met twice, the nominating committee met once and a special committee formed to address the concerns of the 13-D group described in the proxy statement for the prior annual meeting of the Company held March 31, 1998, and consisting of Messrs. Bolton, Sabin and Stadler, met six times. No incumbent director attended fewer than 75% of the aggregate number of meetings of the Board and committees of which he was a member.

     The function of the audit committee is to review with the Company's auditors the scope and adequacy of the audit and the Company's accounting practices, procedures and policies and to advise management of the Company concerning the purchase, sale and retention of interest-bearing securities. The function of the compensation and stock option committee is to make recommendations to the Board of Directors with respect to compensation of officers and other employees of the Company and to exercise all of the powers of the incentive compensation committee as well as to grant options under and administer the Company Option Plans and to determine the number of shares of the Company's Common Stock to be contributed to the Company's Retirement Plan. The function of the nominating committee is to make recommendations to the Board with respect to candidates for director of the Company. (The nominating committee will consider nominees recommended by stockholders; no special procedures need to be followed in submitting such recommendations.)


                        PROPOSAL TO APPROVE THE
                   1999 DIRECTORS' STOCK OPTION PLAN

     The Board of Directors has adopted, subject to stockholder approval, the 1999 Directors' Stock Option Plan (the "1999 Option Plan"). The 1999 Option Plan, if approved by the stockholders, will replace the 1996 Directors' Stock Participation Plan (the "1996 Participation Plan"), which is currently in effect as described above under "Director Compensation."

Reasons for Adoption of the 1999 Option Plan

     As stated in the proxy statement for last year's annual meeting, the Board elected at that meeting was to undertake a review of the compensation structure of the Company, including directors, with a view to structuring compensation to better relate it to the financial performance of the Company and the market performance of the Company's stock.

     The Board believes that replacing the 1996 Participation Plan with the 1999 Option Plan is an important step toward that goal:

     - Under the 1996 Participation Plan, the shares of the Company's Common Stock which were granted annually to directors had the same economic effect as a cash retainer.

     - Under the 1999 Option Plan, initial option grants will be at 120% of fair market value on the grant date and subsequent grants will be at 100% of fair market value on the grant date. There will be no economic benefit to directors from the grant of such options unless and until the market price of the Company's Common Stock rises above the respective option exercise prices. The option compensation to directors under the new plan, in contrast to the stock grants under the existing plan, will better relate to the future financial performance of the Company and the market performance of its stock.

     An additional purpose of the 1999 Option Plan will be to assist the Company in attracting and retaining qualified directors.

Description of the 1999 Option Plan

     The persons who will be eligible to receive options under the 1999 Option Plan will be directors of the Company who are not employees of the Company or any subsidiary. All of the five current directors of the Company will be eligible to receive options.

     If the current directors are re-elected at the forthcoming annual meeting, each director will receive an initial option grant to purchase 50,000 shares of the Company's Common Stock at an exercise price of 120% of the fair market value of such stock on the meeting date. If a new person who is eligible to receive options is elected a director after the forthcoming annual meeting, whether by the stockholders or by the Board, such new director will also receive an initial option grant to purchase 50,000 shares of the Company's Common Stock at an exercise price of 120% of the fair market value of such stock on the date the new director is first elected to the Board.

     Each eligible director holding office on the first business day of January of each year subsequent to the date on which the director received the initial option grant will receive an additional option grant to purchase 5,000 shares of the Company's Common Stock. The exercise price of these subsequent option grants will be 100% of the fair market value of such stock on the grant date.

     The term of each option will be five years from the grant date. Options will vest 50% on the grant date and 25% each on the first and second anniversaries of the grant date. The Board will have authority to provide that options will become vested upon the happening of an event or events specified by the Board. If a person's directorship is terminated for any reason, the option may be exercised for a period of two years after termination, but only to the extent that it was vested on the termination date. In addition, no option may be exercised after expiration of its five-year term.

     Payment for shares purchased on exercise of an option will be in cash or shares of Common Stock owned at least six months prior to exercise and valued at fair market value on the exercise date.

     An aggregate of 400,000 shares of the Company's Common Stock will be reserved for issuance under the 1999 Option Plan. If the current directors are re-elected at the forthcoming annual meeting, an aggregate of 250,000 initial option grants will be made to those directors on the meeting date. Any shares covered by options which expire or are terminated may be re-optioned under the Plan.

     The Company expects to register under the Securities Act of 1933 the shares issuable under the 1999 Option Plan.

     Provision is made in the 1999 Option Plan for adjustments by the Board for such matters as stock splits and reorganizations to prevent substantial dilution or enlargement of the rights covered or to be covered by option grants. Generally, options will not be transferable, but the Board will have the authority, in its discretion, to permit limited family transfers.

     At any time the Board may amend or discontinue the 1999 Option Plan, except that no amendment will be made, except with stockholder approval, that will increase the number of shares reserved for options or reduce the option prices below those stated (except for adjustments as described above) or change the requirements for participation under the Plan. No options may be granted under the Plan after February 29, 2004.

     A complete copy of the 1999 Option Plan is attached to this Proxy Statement as Exhibit A, and we urge you to read the Exhibit for a more complete understanding.

     Had the 1999 Option Plan been in effect on March 31, 1998, the date of last year's annual meeting of stockholders, options would have been granted as follows:

                                  Number of          Option Exercise
Name and Position                  Options           Price per Share

Specified Executives                  0                   N/A

Specified Executives as a Group       0                   N/A

Current Non-Executive Directors:

     Four directors on
       March 31, 1998              200,000             $ 11.7000

     One director elected
       October 26, 1998             50,000             $  4.3125

     Five directors on
       January 4, 1999              25,000             $  4.84375

Non-Executive Officers and
  Employees as a Group                 0                   N/A

     On January 4, 1999, the last reported sale price of the Company's Common Stock on the American Stock Exchange, on which the Company's Common Stock is listed, was $4.875 per share.

Federal Income Tax Consequences

     The grant of options under the 1999 Option Plan will have no immediate tax consequences to the Company or the optionee. On exercise the difference between the option price and the fair market value of the shares on the measuring date (normally the exercise date of the option) will be taxable as ordinary income to the optionee and will be deductible by the Company. A portion of the excess of the deduction allowed the Company over the value of the option when issued may be subject to the alternative minimum tax imposed upon corporations. Gain or loss on the subsequent sale of the shares will be eligible for capital gain or loss treatment by the optionee and will have no federal income tax consequences to the Company. The optionee will have a tax basis in the shares equal to the exercise price of the option plus the amount taxable as ordinary income to the optionee upon the acquisition of the shares.

     If the optionee pays the exercise price of the options by tendering shares that the optionee already owns, the exchange will constitute a tax-free exchange to the optionee to the extent that the same number of shares are received as tendered. The new shares will retain the basis and holding period of the tendered shares. If the optionee receives additional shares (representing the excess of the fair market value of all shares received as a result of exercising the option over the option price), the fair market value of the additional shares will be taxable as ordinary income to the optionee and the optionee will have a basis in these shares equal to their fair market value. The Company will receive an income tax deduction equal to the fair market value of these shares to the same extent that they are taxable to the optionee.

     The described tax consequences are based on current laws, regulations and interpretations thereof, all of which are subject to change. In addition, the discussion is limited to federal income taxes and does not attempt to describe state and local tax effects which may accrue to participants or the Company.

Vote Required for Approval; Board Recommendation

     The vote required for approval of the 1999 Option Plan is a majority of the shares of holders of Common and Preferred Stock (voting as a single class) present or represented and entitled to vote on the matter at a meeting at which a quorum (the holders of a majority of the Company's outstanding shares of Common and Preferred Stock) is present in person or by proxy.

     Awards made pursuant to the 1999 Option Plan will be in addition to the cash fees paid to non-employee directors. If the 1999 Option Plan is approved by the stockholders, the 1996 Participation Plan will be terminated. If stockholder approval is not obtained, the 1996 Participation Plan will continue in effect. See "Director Compensation" above.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE 1999 OPTION PLAN.


               INFORMATION REGARDING INDEPENDENT PUBLIC
                              ACCOUNTANTS

     PricewaterhouseCoopers LLP and its predecessor firm, Coopers & Lybrand L.L.P., served as independent public accountants for the fiscal year ended July 31, 1998, and PricewaterhouseCoopers has been selected by the Board of Directors to serve for the current year. A representative of PricewaterhouseCoopers is expected to be present at the annual meeting to make a statement if he desires to do so and to be available to respond to appropriate questions.


                       PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the next annual meeting (expected to be held in early January, 2000) under SEC Rule 14a-8 must be received by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting (expected to be mailed in late November, 1999) not later than August 2, 1999.

     Notice of stockholder matters intended to be submitted at the next annual meeting outside the processes of Rule 14a-8 will be considered untimely if not received by the Company a reasonable time before the Company mails its proxy materials for its next annual meeting. Since the Company expects to mail its proxy materials in late November, 1999, the Company intends to take the position that notice of such matters is untimely if not received by October 18, 1999. The discretionary authority described in the last sentence of this proxy statement will be conferred with respect to any such untimely matters.


                                GENERAL

     The Company will bear the cost of solicitation of proxies. In addition to being solicited by mail, proxies may be solicited personally or by telephone or telegraph. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy materials to principals in obtaining their proxies.

     The Company will provide without charge (except for exhibits) to any record or beneficial owner of its securities, on written request, a copy of the Company's annual report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended July 31, 1998, including the financial statements and schedules thereto.
Exhibits to said report will be provided upon payment of fees limited to the Company's reasonable expenses in furnishing such exhibits. Written requests should be directed to Frank R. McPike, Jr., Secretary of the Company, at 1960 Bronson Road, Post Office Box 340, Fairfield, Connecticut 06430.

     The Board of Directors is not aware of any matter which is to be presented for action at the meeting other than the matters set forth herein. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matters in accordance with their best judgment in the interest of the Company.

                                            Frank R. McPike, Jr.

                                            Secretary
Dated: January 4, 1998


                                                             EXHIBIT A

                    COMPETITIVE TECHNOLOGIES, INC.
                   1999 DIRECTORS' STOCK OPTION PLAN

1.   Purpose

     This Stock Option Plan ("the Plan") is intended to assist Competitive Technologies, Inc., a Delaware corporation (the "Company"), in attracting and retaining qualified directors ("Directors") and to promote the best interests of the Company by giving its Directors a proprietary interest in and closer identity with the Company through increased stock ownership.

2.   Eligibility

     The persons who shall be eligible to receive options under the Plan ("Options") shall be Directors of the Company who are not employees of the Company or any subsidiary of the Company (the "Eligible Directors" or "Grantees").

3.   Stock

     Subject to the provisions of Section 10, an aggregate of 400,000 shares of the Company's common stock, $.01 par value ("Common Stock") will be reserved for issuance upon the exercise of Options to be granted from time to time under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is canceled or terminated, the shares of Common Stock allocable to the unexercised portion of such Option may again be subject to an Option under the Plan.

4.   Administration

     The Board of Directors (the "Board") will administer and interpret the Plan, prescribe, amend and rescind any rules or regulations necessary or appropriate for administration of the Plan and make such other determinations and take such other actions it deems necessary or advisable. All decisions, determinations, interpretations and other actions by the Board shall be final and binding on all Grantees of Options granted under the Plan and all persons deriving their rights from a Grantee. No member of the Board shall be liable for any action taken or failed to be taken in good faith or determination made pursuant to the Plan.

5.   Terms and Conditions of Options

     Options granted pursuant to the Plan shall be evidenced by option agreements in such form as the Board shall from time to time approve ("Option Agreements"), which Option Agreements shall comply with and be subject to the following terms and conditions:

     (a) Grant Date. On the day of the next annual meeting of stockholders, expected to be held in February 1999, each Eligible Director who is elected as a Director at such meeting shall receive an Option for 50,000 shares of the Company's Common Stock and on the date each new Eligible Director is elected to office during the term of this Plan, whether by the stockholders or by the Board, such new Eligible Director shall receive an Option for 50,000 shares of the Company's Common Stock (in each case an "Initial Director Grant"). Each Eligible Director holding office on the first business day of January of each subsequent year from the date on which such Director received his or her Initial Director Grant will receive an additional Option for 5,000 shares of the Company's Common Stock ("Subsequent Grant").

     (b) Fair Market Value. The fair market value for purposes of the Plan is defined as the average of the high and the low sales prices as of a specified date as reported on the principal exchange on which the Company's Common Stock is traded, or if such sales price is not available, as determined in good faith (using customary valuation methods) by resolution of the Board ("Fair Market Value").

     (c) Option Price. Each Option Agreement shall state the price at which the Option shares therein may be exercised. For each Initial Director Grant the Option price shall be equal to 120% of the Fair Market Value on the grant date. For each Subsequent Grant the Option price shall be equal to 100% of the Fair Market Value on the grant date.

     (d) Term. The term of any Option shall be five (5) years from its grant date.

     (e) Exercisability. Each Option shall vest 50% on the grant date and 25% each on the first and second anniversaries of the grant date; provided, however, that the Board shall have authority to award Options and to amend Options previously granted to provide that Options will become vested upon the happening of an event or events specified by the Board.

     (f) Transferability. The Board shall retain authority and discretion to permit an Option to be transferable as long as such transfers are made only to one or more of the following: family members, limited to children of Grantee, spouse of Grantee, or grandchildren of Grantee, or trusts for the benefit of Grantee and/or such family members (?Permitted Transferees?), provided that such transfer is a bona fide gift and accordingly, the Grantee receives no consideration for the transfer, and that the Options transferred continue to be subject to the same terms and conditions that were applicable to the Options immediately prior to the transfer. Options are also subject to transfer by will or the laws of descent and distribution. Options granted pursuant to this Plan shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise. A Permitted Transferee may not subsequently transfer an Option. The designation of a beneficiary shall not constitute a transfer.

     (g) Termination of Option. An Option shall terminate and shall not be exercisable if the person to whom it is granted ceases to be a Director of the Company, except that, subject to the limitation hereafter stated in this paragraph 5(g), if his directorship is terminated for any reason, including his death, he, or his successors or assigns, may at any time within two years after termination of his office exercise his Option but only to the extent that it was exercisable by him on the date of termination of his office. The limitation mentioned above is that an Option may not be exercised to any extent by anyone after the expiration of its term.

     (h) Minimum. The minimum number of shares with respect to which an Option may be exercised in part at any time is 100.

6.   Restrictions on Shares

     Prior to the issuance or delivery of any shares of Common Stock under the Plan, the person exercising the Option may be required to:

     (a) represent and warrant that the shares of Common Stock to be acquired upon exercise of the Option are being acquired for investment for the account of such person and not with a view to resale or other distribution thereof;

     (b) represent and warrant that such person will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate or otherwise dispose of any such shares unless the sale, transfer, assignment, pledge, hypothecation or other disposition of the shares is pursuant to the provisions of this Plan and effective registrations under the Securities Act of 1933, as amended, ("1933 Act") and any applicable state or foreign securities laws or pursuant to appropriate exemptions from any such registrations; and

     (c) execute such further documents as may be reasonably required by the Board upon exercise of the Option or any part thereof, including but not limited to any stock restriction agreement that the Board may choose to require.

     Nothing in this Plan shall assure any Grantee that shares issuable under this Option are registered on a Form S-8 under the 1933 Act or on any other Form. The certificate or certificates representing the shares of Common Stock to be issued or delivered upon exercise of an Option may bear a legend evidencing the foregoing and other legends required by any applicable securities laws. Furthermore, nothing herein or any Option granted hereunder will require the Company to issue any Common Stock upon exercise of any Option if the issuance would, in the opinion of counsel for the Company, constitute a violation of the 1933 Act, applicable state securities laws, or any other applicable rule or regulation then in effect. The Company shall have no liability for failure to issue shares upon any exercise of Options because of a delay pending the meeting of any such requirements.

     If the Company should elect in the future to register under the 1933 Act shares issuable under this Plan, the Board may modify or eliminate each of the foregoing representations and warranties as the Board may deem appropriate.

7.   Payment for Shares

     (a) Cash. Payment in full for shares purchased under an Option may be made in cash (including check, bank draft or money order) at the time that the Option is exercised.

     (b) Stock. In lieu of cash a Grantee may make payment for Common Stock purchased under an Option, in whole or in part, by tendering to the Company in good form for transfer, shares of Common Stock valued at Fair Market Value on the date the Option is exercised. Such shares must have been owned by the Grantee or the Grantee?s representative for a period of at least six months prior to exercise of the Option.

8.   Use of Proceeds from Stock

     Cash proceeds from the sale of stock pursuant to Options granted under the Plan shall constitute general funds of the Company.

9.   No Implied Covenants

     Neither this Plan nor any action taken hereunder shall be construed as giving any Director any right to be retained in office.

10.  Adjustments

     Changes or adjustments in the Option price, number of shares subject to an Option or other specifics as the Board should decide will be considered or made pursuant to the following rules:

     (a) Upon Changes in Common Stock. If the outstanding Common Stock is increased or decreased, or is changed into or exchanged for a different number or kinds of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, appropriate adjustments will be made in the exercise price and/or the number and/or kind of shares or securities for which Options may thereafter be granted under this Plan and for which Options then outstanding under this Plan may thereafter be exercised. The Board will make such adjustments as it may deem fair, just and equitable to prevent substantial dilution or enlargement of the rights granted to or available for Grantees. No adjustment provided for in this Section 10 will require the Company to issue or sell a fraction of a share or other security. Nothing in this Section will be construed to require the Company to make any specific or formula adjustment.

     (b) Prohibited Adjustment. If any such adjustment provided for in this Section 10 requires the approval of stockholders in order to enable the Company to grant or amend Options, then no such adjustment will be made without the required stockholder approval.

     (c) Further Limitations. Nothing in this Section will entitle the Grantee to adjustment of his Option in the following circumstances:

               (i) The issuance or sale of additional shares of Common Stock, through public offering or otherwise, except as provided in section 10(a);

               (ii) The issuance or authorization of an additional class of capital stock of the
               Company;

               (iii) The conversion of convertible preferred stock or debt of the Company into Common Stock; and

               (iv)  The payment of dividends except as provided in
               Section 10 (a).

     The grant of an Option shall not affect in any way the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

11.  Corporate Reorganizations

     Upon the dissolution or liquidation of the Company, or upon a reorganization, merger or consolidation of the Company as a result of which the outstanding securities of the class then subject to Options hereunder are changed into or exchanged for cash or property or securities not of the Company's issue, or upon a sale of substantially all the property of the Company to, or the acquisition by another corporation or person of stock representing more than eighty percent (80%) of the voting power of the stock of the Company then outstanding, the Plan will terminate and all Options will lapse. The result described above will not occur if a provision is made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Options earlier granted, or the substitution for such Options, or options covering the stock of a successor corporation or a parent or a subsidiary thereof, with appropriate adjustments as to the number of shares and prices, in which event the Plan and Options theretofore granted will continue in the manner and under the terms so provided.

12.  Rights as a Stockholder

     A Grantee shall have no rights as a stockholder with respect to any Common Stock covered by his Option until the date of issuance of the stock certificate to him after receipt of the consideration in full set forth in the Option Agreement. Except as provided in Section 10 hereof, no adjustments will be made for dividends, whether ordinary or extraordinary, whether in cash, securities, or other property, for distributions for which the record date is prior to the date on which the Option is exercised.

13.  Legal Requirements

     (a) Compliance with All Laws. The Company will not be required to issue or deliver any certificates for shares of Common Stock prior to (a) the listing of any such Common Stock to be acquired pursuant to the exercise of any Option on any stock exchange on which the Common Stock may then be listed, and (b) the compliance with any registration requirements or qualification of such shares under any federal securities laws, including without limitation the 1933 Act, the rules and regulations promulgated thereunder, or state securities laws and regulations, the regulations of any stock exchange or interdealer quotation system on which the Company?s securities may then be listed, or obtaining any ruling or waiver from any government body which the Company may, in its sole discretion, determine to be necessary or advisable, or which, in the opinion of counsel to the Company, is otherwise required.

     (b) Plan Subject to Delaware Law. All questions arising with respect to provisions of the Plan will be determined by the laws of the state of Delaware except to the extent that Delaware laws are preempted by any federal law.

14.  Modification, Extension and Renewal

     (a) Options. Subject to the conditions of and within the limitations prescribed in the Plan herein, the Board may modify, cancel or renew outstanding Options. Notwithstanding the foregoing, no modification will, without the prior written consent of the Grantee, alter, impair or waive any rights or obligations associated with any Option earlier granted under the Plan.

     (b) Plan. At any time and from time to time, the Board may interpret, amend or discontinue the Plan, subject to the limitation, however, that, except as provided in Section 10, no amendment shall be made, except upon stockholder approval, which will:

               (i) Increase the number of shares reserved for Options under the Plan; or

               (ii) Reduce the Option price below that which is stated in this Plan for any Option granted to a Director covered by this Plan; or

               (iii) Change the requirements for eligibility for participation under the Plan.

15.  Plan Date and Duration

     This Plan shall become effective on the date that stockholders approve the Plan at the forthcoming annual meeting of stockholders expected to be held in February, 1999. Options may not be granted under the Plan after February 29, 2004.


                                                             APPENDIX


                                                             PROXY
                    COMPETITIVE TECHNOLOGIES, INC.

  This Proxy is Solicited on Behalf of the Board of Directors for the Annual Meeting of Stockholders, February 12, 1999

     The undersigned stockholder of COMPETITIVE TECHNOLOGIES, INC. hereby appoints and FRANK R. McPIKE, JR. and MICHAEL R. NOVACK, each with full power of substitution, as attorneys and proxies to vote all of the shares of stock of said Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of said Company to be held on Friday, February 12, 1999 at 9:00 A.M. local time at the Sheraton Stamford Hotel, 2701 Summer Street, Stamford, Connecticut 06905, or at any adjournments thereof, with all powers the undersigned would possess if personally present, as indicated below, and for the transaction of such other business as may properly come before said meeting or any adjournment thereof, all as set forth in the January 4, 1999 Proxy Statement for said meeting:

1. Election of Directors:

   [ ] FOR all nominees listed below   [ ] WITHHOLD AUTHORITY to vote for all
       (except as marked to the            nominees
        contrary below)

INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through nominee's name in the list below.

George C.J. Bigar, Michael G. Bolton, Robert H. Brown, Jr., Samuel M. Fodale, John M. Sabin

2. Approval of 1999 Directors' Stock Option Plan and reserving 400,000 shares of Common Stock for option grants under the Plan

   [  ]  FOR           [  ]  AGAINST          [  ]  ABSTAIN

                             (continued and to be signed on reverse side)

(continued from other side)

   A majority of the members of said Proxy Committee who shall be present in person or by substitute at said meeting, or in case but one shall be present then that one, shall have and exercise all of the powers of said Proxy Committee.

   This proxy will be voted as directed but if no direction is indicated it will be voted FOR the election of the nominees named in proposal (1) and FOR proposal (2) as described herein. On other matters that may come before said meeting, this proxy will be voted in the discretion of the above-named Proxy Committee.

_____________________________________________________________________________
                         (Signature of Stockholder)

DATE: __________________________, 1999

Note: Please sign exactly as your name or names appear above. If the stock is registered in the name of more than one person, the proxy should be signed by all named holders. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.